UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2025

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 14, 2025, the Company held a Special Meeting of Stockholders (the “Special Meeting”). During the Special Meeting, stockholders of the Company were asked to consider and vote upon one proposal, a proposal to authorize the Company’s Board of Directors to effect, in its discretion, a reverse stock split of all of the Company’s issued and outstanding common stock, par value $0.000666 per share (with no change to the authorized capital stock of the Company), at a specific ratio, ranging from one-for-five (1:5) to one-for-twenty (1:20), with the timing and ratio to be determined by the Board if effected.

The proposal was approved by over 92% of votes cast by the stockholders, by the votes set forth in the table below.

Voted For	Voted Against	Abstain
145,471,786	12,307,433	1,221,418

The proposal to approve the reverse split was a routine matter and, therefore, there were no broker non-votes relating to this matter.

Item 8.01 Other Events.

On February 14, 2025 Comstock Inc. (the “Company”) authorized a one-for-ten (1:10) reverse stock split (the “Reverse Split”) for all issued and outstanding shares of the Company’s common stock, par value $0.000666 (the “Common Stock”).

Under Nevada law, because the Reverse Split was approved by the shareholders of the Company on February 14, 2025, in accordance with NRS Section 78.2055, the Company authorized the Reverse Split without correspondingly decreasing the number of authorized shares.

The board of directors of the Company approved this corporate action by resolutions adopted at a meeting duly held on February 14, 2025.

The Reverse Split will be effective for trading purposes at the market opening on February 25, 2025, at which time the Common Stock will begin trading on the NYSE American on a split-adjusted basis. The Common Stock will continue to trade under the symbol “LODE.” The new CUSIP number for the Common Stock post-Reverse Split will be 205750409.

The Company will round up to the next full share of the Common Stock any fractional shares that results from the Reverse Split.

A copy of the press release announcing the authorization of the Reverse Split is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

99.1 Press Release
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: February 18, 2025	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer